Exhibit 99.2

wtwco.com WTW Earnings Release Supplemental Materials February 4, 2025 2024 Fourth Quarter Financial Results © 2025 WTW. All rights reserved.

WTW Forward-Looking Statements

This document contains 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations or certain considerations relating to our future results. All statements, other than statements of historical facts, that address activities, events, or developments that we expect or anticipate may occur in the future, including such things as our outlook, plans and references to future performance, including our future financial and operating results (including our revenue, costs, or margins), short-term and long-term financial goals, plans, objectives, expectations and intentions, including with respect to organic revenue growth, free cash flow generation, adjusted net revenue, adjusted operating margin and adjusted earnings per share; future share repurchases; demand for our services and competitive strengths; strategic goals; existing and evolving business strategies including those related to acquisition and disposition activity; the benefits of new initiatives; the growth of our business and operations; the sustained health of our product, service, transaction, client, and talent assessment and management pipelines; our ability to successfully manage ongoing leadership, organizational, and technology changes, including investments in improving systems and processes; our ability to implement and realize anticipated benefits of any cost-savings initiatives including our multi-year operational transformation program; the potential impact of natural or man-made disasters like health pandemics and other world health crises; future capital expenditures; ongoing working capital efforts; the impact of changes to tax laws on our financial results; and our recognition of future impairment charges or write-off of receivables, are forward-looking statements. Also, when we use words such as 'may', 'will', 'would', 'anticipate', 'believe', 'estimate', 'expect', 'intend', 'plan', 'continues', 'seek', 'target', 'goal', 'focus', 'probably', or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize the anticipated benefits of our growth strategy, including inorganic growth through acquisitions; our ability to execute strategic transactions, including both acquisitions and dispositions, including our ability to receive adequate consideration or any earnout proceeds in return for any dispositions or integrate or manage acquired businesses or effect internal reorganizations; incremental risks relating to the transitional arrangements in effect subsequent to our previously completed sale of TRANZACT; our ability to successfully manage ongoing organizational changes, investments in improving systems and processes, and in connection with our acquisition and divestiture activities; risks relating to changes in our management structures and in senior leadership; our ability to achieve our short-term and long-term financial goals, such as with respect to our cash flow generation, and the timing with respect to such achievement; the risks related to changes in general economic conditions, business and political conditions, changes in the financial markets, inflation, credit availability, increased interest rates and changes in trade policies; the risks to our short-term and long-term financial goals from any of the risks or uncertainties set forth herein; the risks relating to the adverse impacts of macroeconomic trends, including inflation, changes in interest rates and trade policies, as well as political events, war, such as the Russia-Ukraine and Middle East conflicts, and other international disputes, terrorism, natural disasters, public health issues and other business interruptions on the global economy and capital markets, which could have a material adverse effect on our business, financial condition, results of operations, and long-term goals; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to the adverse impacts of natural or man-made disasters such as health pandemics and other world health crises on the demand for our products and services, our cash flows and our business operations; material interruptions to or loss of our information processing capabilities, or failure to effectively maintain and upgrade our information technology resources and systems and related risks of cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to data privacy, cybersecurity, and artificial intelligence; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non-recurring revenue increases from disposals and book-of-business sales; the insufficiency of client data protection, potential breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; disasters or business continuity problems; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party service providers and suppliers; the loss of key employees or a large number of employees and rehiring rates; our ability to maintain our corporate culture; doing business internationally, including the impact of foreign currency exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations (such as sanctions imposed on Russia) and related counter-sanctions; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare, any legislative actions from the current U.S. Congress, the recent Final Rule from the Centers for Medicare & Medicaid Services for contract year 2025 and any judicial claims, rulings and appeals related thereto, and any other changes and developments in legal, regulatory, economic, business or operational conditions that could impact our Medicare benefits businesses; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, including as a result of, related to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assumptions that are used to estimate our benefit obligations and their effect on adjusted earnings per share; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including those that may impose additional excise taxes or impact our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; our recognition of future non-cash pre-tax losses and related impairment charges; risks relating to or arising from environmental, social and governance practices; fluctuation in revenue against our relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10-K, and our subsequent filings with the SEC. Copies are available online at www.sec.gov or www.wtwco.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

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© 2025 WTW. All rights reserved.
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wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. WTW Non - GAAP Measures In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s ma nag ement uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate, (9) Free Cash Flow and (10) Free Cash Flow Margin. The Company believes that those measures are relevant and provide pertinent information widely used by analysts, investors an d o ther interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantit ati ve reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to a ddr ess the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calcul ati ons and the U.S. GAAP measures may be materially different than the non - GAAP measures. 3

wtwco.com Delivered on our 2024 financial targets Continued to return capital to shareholders, with share repurchases of $901 million and dividends of $354 million for full year 2024 Organic revenue growth 1 of 5% in Q4 - 24 and 5% in the full year 2024, Adjusted Operating Margin 1 expansion of +190 bps in Q4 - 24 and +190bps for full year 2024 Continued to make significant progress on strategic priorities with our specialization strategy, new talent and smart connections contributing to growth © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Key Takeaways Realized $27 million of incremental annualized savings in Q4 2024, bringing the total to $473 million since the Transformation Program inception 4 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations.

wtwco.com Key figures © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q4 2024 GAAP Financial Results 1 Twelve months ended December 31, Three months ended December 31, $USD million, except EPS and % 2023 2024 2023 2024 $9,483 $9,930 5% $2,914 $3,035 4% Revenue % change $1,365 $627 (54)% $779 $901 16% Income from Operations % change 14.4% 6.3% (810) bps 26.7% 29.7% 300 bps Operating Margin % change, basis points $1,064 $(88) NM $623 $1,248 100% Net (Loss)/Income % change $9.95 ($0.96) NM $5.97 $12.25 105% Diluted (Loss)/Earnings Per Share % change $1,345 $1,512 12% Net Cash From Operating Activities % change 5 1 Net Loss and Diluted Loss Per Share for the year ended 2024 primarily includes pre - tax impairment charges of over $1.0 billion related to the sale of TRANZACT. NM Not meaningful.

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q4 2024 Key Figures, Including Non - GAAP Financial Results Total Revenue +5% Q4 2024 Organic 1 +6 % Q4 2023 Organic 1 Adjusted Diluted EPS 1 Q4 2024 Results Adjusted Operating Margin 1 Transformation Program $27M of incremental run rate savings in Q4 2024 $3.0 B Q4 2024 $ 8.13 Q4 2024 $7.44 Q4 2023 + 9 % Q4 2024 36.1% Q4 2024 +190 bps Q4 2024 34.2 % Q4 2023 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations. 6

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Full Year 2024 Key Figures, Including Non - GAAP Financial Results Total Revenue +5% 2024 Organic 1 +8% 2023 Organic 1 Adjusted Diluted EPS 1 Full Year 2024 Results Adjusted Operating Margin 1 Transformation Program $473M of run rate savings since inception Free Cash Flow 1 $9.9 B 2024 $16.93 2024 $14.49 2023 $1.4B 2024 +17% 2024 23.9% 2024 +190 bps 2024 22.0% 2023 +$184M 2024 v. 2023 $ 1.2B 2023 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations. 7 Free Cash Flow Margin 1 13.9% 2024 +130 bps 2024 v. 2023 12.6% 2023

wtwco.com Financial Review © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 8

Quarterly Segment Performance: Health, Wealth & Career

Q4 2024 Segment Highlights[1]

- For the quarter, HWC had organic revenue growth[2] of 3% or 6% excluding TRANZACT.
  - Health had organic revenue growth led by increased project work and brokerage income in North America and the continued expansion of our Global Benefits Management client portfolio in International and Europe.
  - Wealth generated organic revenue growth from higher levels of Retirement work globally, an increase in our Investments business due to capital market improvements and growth from our LifeSight solution.
  - Career had organic revenue growth from increased advisory services and product revenue.
  - BD&O had an organic revenue decline for the quarter primarily as a result of deliberately moderating growth in Individual Marketplace.
- Operating income was $776 million in the quarter, an increase of 6% from the prior year. Operating margin increased 140 bps from the prior year primarily from Transformation savings.
- Please refer to Appendix III for TRANZACT's standalone historical financial results.



Revenue ($M)
$1,853
$1,798
Q4-24
Q4-23



Segment Operating Margin1
41.9%
40.5%
Q4-24
Q4-23

Organic Revenue Growth[2]	Q4-24	Q4-23
Health	18%	6%
Wealth	3%	5%
Career	1%	6%
Benefits Delivery & Outsourcing (BD&O)	(2%)[3]	3%
Health, Wealth & Career	3%[3]	4%

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information.
2 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.
3 Organic Revenue growth for Q4-24 excluding TRANZACT was +6% and +1% for HWC and BD&O, respectively.

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© 2025 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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Quarterly Segment Performance: Risk & Broking

Q4 2024 Segment Highlights[1]

- For the quarter, R&B had organic revenue growth[2] of 7%.
  - CRB generated organic revenue growth of 6% driven by higher levels of new business activity and strong client retention.
  - ICT organic revenue growth of 11% for the quarter primarily due to strong software sales in Technology.
- Operating income of $383 million in the quarter increased by 8%.
- Operating margin improved by 60 bps primarily due to operating leverage driven by organic revenue growth and disciplined expense management, as well as Transformation savings which were partially offset by headwinds from book-of-business activity and foreign currency fluctuations.

Revenue ($M)



$1,141
$1,076
Q4-24
Q4-23

Segment Operating Margin[1]



33.5%
32.9%
Q4-24
Q4-23

Organic Revenue Growth[2]	Q4-24	Q4-23
Corporate Risk & Broking (CRB)	6%	12%
Insurance Consulting & Technology (ICT)	11%	8%
Risk & Broking	**7%**	**12%**

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information.
2 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

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© 2025 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Transformation Program: Savings Generated $473 million of annualized savings Cumulative From Inception Full Year 2024 ($ millions) $109 $37 Real Estate Rationalization $103 $61 Technology Modernization $261 $38 Process Optimization $473 $136 Total Savings Delivered on our financial commitments • Deliver ed $473 million of cumulative run - rate savings to contribute ~480 bps of margin improvement , while investing for growth • Realized $ 27 million of incremental annualized savings during the quarter • Cumulative run - rate savings of $473 million are primarily attributable to Process Optimization as we focused on building an infrastructure from which to drive further efficiencies 11 © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com Transformation Program: Costs to Achieve Cumulative From Inception Full Year 2024 ($ millions) $242 $83 Real Estate Rationalization $339 $147 Technology Modernization $534 $209 Process Optimization $1,115 $439 Total Restructuring / Transformation Costs $130 $40 Total Capital Expenditures $1,245 ~85%/15% 2.2x $479 ~85%/15% Total Costs Incurred % Cash / % Non - Cash Cash Costs to Achieve / Savings • Incurred $138 million of restructuring / transformation related charges during the quarter • Incurred $5 million of capital expenditures during the quarter • The cumulative total investment ( OpEx + CapEx) is $1.25 billion 12 © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Note: Although the Transformation program concluded in 2024, we expect additional cash outflows in 2025 from the settlement of accr ued costs

wtwco.com Maintaining a Flexible Balance Sheet © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. 3 Pro - forma leverage ratio excluding TRANZACT as of December 31, 2024 was 2.1x. Reinforcing our business fundamentals; safeguarding WTW’s financial strengths Dec 31, 2023 Dec 31, 2024 ($ millions) 1,424 1,890 Cash and Cash Equivalents 5,217 5,309 Total Debt 1 9,593 8,017 Total Equity 2.1x 2.0x 3 Debt to Adj. EBITDA 2 Trailing 12 - month Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and our leverage profile 13

Executing Against a Balanced Capital Allocation Strategy

Allocating capital to opportunities with the potential for highest return

Capital Allocation Priorities

- Reinvest in capabilities, businesses, and processes
- Invest in innovation, technology, and new business
- Return excess cash to shareholders through share repurchases and dividends to create long-term shareholder value
- Strengthen balance sheet and liquidity
- Business portfolio management
- Pursue opportunistic M&A to strengthen capabilities

Q4 2024 Highlights

- Repurchased $395 million of shares during the quarter, for a total of $901 million for the year
- Paid quarterly cash dividends of $89 million, $0.88 per common share


CASH RETURNED TO SHAREHOLDERS
$11.8B
FY2016 to FY2024
Share repurchases
Dividends
$595
$396
$199
2016
$986
$709
$277
2017
$908
$602
$306
2018
$479
$150
$329
2019
$346
$346
2020
$2,001
$1,627
$374
2021
$3,899
$3,530
$369
2022
$1,352
$1,000
$352
2023
$1,255
$901
$354
2024


MEANINGFUL DIVIDEND GROWTH
+8%
Cash dividend growth
8 years CAGR
Quarterly cash dividend per share
+8%
$0.48
$0.53
$0.6
$0.65
$0.71
$0.80
$0.82
$0.84
$0.88
2016
2017
2018
2019
2020
2021
2022
2023
2024

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© 2025 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Business Overview © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 15

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 16 WTW at a Glance Delivering superior advice, broking and solutions in the areas of people, risk and capital Segments 1 Geographies 1 Rich heritage Servicing clients since 1828 Global and diversified client base • 90% of the Fortune Global 500 • 89% of the U.S. Fortune 1000 • 96% of the FTSE 100 • Significant middle market presence Global reach, local expertise 140+ countries & markets served by 49,000 colleagues 1 Presented as % of full year 2024 revenue, excluding TRANZACT 55% 45% Risk & Broking Health, Wealth & Career 51% 37% 12% North America Europe International

Segment Overview: Health, Wealth & Career[1,2]

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

HWC Segment

Excluding TRANZACT
USD millions / %



Total Revenue
Operating Margin
$4,607
$4,545
$4,777
$4,992
26.5%
27.2%
29.6%
31.4%
2021
2022
2023
2024

FY24 Revenue and Organic Growth

Excluding TRANZACT



+3% Organic
Wealth 35%
BD&O 22%
+2% Organic
HWC
+6% Organic
Career 14%
+4% Organic
Health 29%
+9% Organic

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.
2 All figures are shown excluding TRANZACT. See Appendix III for TRANZACT Standalone Historical Financial Results.

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© 2025 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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Segment Overview: Risk & Broking[1]

Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers

R&B Segment

USD millions / %

Total Revenue
Operating Margin



$3,564
$3,460
$3,735
$4,038
23.4%
21.2%
21.8%
23.7%
2021
2022
2023
2024

FY24 Revenue and Organic Growth



+4% Organic
ICT
11%
R&B
+8% Organic
CRB
89%
+9% Organic

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations

Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capital and improve performance

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.

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© 2025 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Focused on Creating Long - Term Value for Shareholders © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Our successful rebuild and transformation has strengthened WTW’s position and results 19 Accelerating performance through innovation and expansion in attractive markets 1 Enhancing efficiency to deliver continued adjusted operating margin expansion and FCF improvement Optimizing portfolio to elevate financial performance and strategic position Generating attractive shareholder returns through balanced capital allocation strategy 2 4 3

wtwco.com Strategy & Outlook © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 20

wtwco.com wtwco.com 21 WTW Strategic & Financial Framework Accelerate Performance We will build on recent momentum to drive performance in our businesses Strategic Priorities Enhance Efficiency We will focus on enhancing operational efficiency to sustain margin and FCF improvement Optimize Portfolio We will invest strategically to optimize our portfolio and pursue scaled and high - growth broking businesses Financial Outlook Mid - single digit organic growth 1 plus opportunistic inorganic growth Revenue Growth Continued annual margin expansion , driven by improved efficiency and business mix Adjusted Operating Margin Annual growth driven by margin expansion and disciplined capital management Adjusted EPS Improve FCF margin and grow FCF by evolving business mix, expanding operating margin and managing working capital Free Cash Flow © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Signifies forward - looking Non - GAAP financial measures. See WTW Non - GAAP measures on page 3 for more.

wtwco.com wtwco.com WTW Organic Growth Profile 22 Segment Growth Profiles 1 Risk & Broking: MSD to HSD CRB: MSD - to - HSD ICT: MSD - to - HSD Health, Wealth & Career: MSD Health: HSD Wealth: LSD Career: MSD BD&O: MSD 1 “HSD” High - Single Digits; “MSD” Mid - Single Digits; “LSD” Low - Single Digits 2 Signifies Non - GAAP financial measure. See WTW Non - GAAP measures on page 3 for more and Appendix I for Non - GAAP reconciliations. 3 Outlook is intended to reflect improved performance over time and is not intended to be a precise graph Sustainable long - term, mid - single digit organic growth 2 © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 2024 Revenue Outlook 3 $ 9.9 B 2 MSD Organic Revenue Outlook

wtwco.com wtwco.com 23 Enhancing efficiency is a priority across the company Adjusted Operating Margin Outlook • Leveraging benefits from Transformation Program to drive continued efficiencies and operating leverage • Offshoring and right shoring initiatives will expand margins • Investing in automation and AI to support productivity • An additional focus on automation and AI as well as building on Transformation’s momentum to further streamline processes will build on company initiatives • ~100 bps of average annual operating margin 1 expansion over the next 3 years in R&B • Continue to build on HWC’s strong margin expansion track record Committed to driving continued annual margin expansion through efficiency and operating leverage WTW Adjusted Operating Margin % 2024 Margin Outlook 2 +23.9% 1 Annual expansion © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Signifies non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. 2 Outlook is intended to reflect improved performance over time and is not intended to be a precise graph.

wtwco.com wtwco.com 24 Free Cash Flow Outlook Evolving business mix Operating margin expansion Working capital management 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations. 2024 FCF margin was 12.8% on a recast basis. See Appendix II for recast of historical Non - GAAP financial measures. 2 Outlook and expected forward looking result is intended to reflect improved performance over time and is not intended to be a pr ecise graph © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Delivering improvement through three pillars WTW Free Cash Flow Margin 2024 FCF Margin Outlook 2 +13.9% 1 Continual Improvement

wtwco.com wtwco.com Rebalancing capital allocation strategy to reflect successful transformation and continued pursuit of a higher growth portfolio and margin expansion 25 Capital Allocation Strategy - Driving Growth, Margin and Returns Ongoing organic investments in talent, technology, and new products to drive sustainable growth and capture margin expansion opportunities Disciplined approach to M&A aligned with strategic priorities: strengthening core businesses and accelerating financial performance Share repurchases remain a central component of the capital allocation strategy Maintain appropriate financial flexibility Share repurchases Create value by returning capital to shareholders Quarterly dividends Reflects strong free cash flow generation Debt / leverage management Long - term leverage target of 2.0x to 2.5x Organic & inorganic investment Talent, Innovation, M&A © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com wtwco.com 26 Select 2025 Financial Considerations © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Changes to Non - GAAP Financial Measures 1 All reported non - GAAP metrics will exclude non - cash Net periodic pension and post retirement benefit credits Free cash flow and free cash flow margin will capture cash outflows for Capitalized software costs Business Mix Divested TRANZACT business, which contributed $1.14 to adjusted diluted earnings per share in 2024, is no longer part of business portfolio Reinsurance joint venture expected to be a headwind on adjusted diluted earnings per share of approximately $0.25 to $0.35 Free Cash Flow Expect cash outflows in 2025 from the settlement of accrued costs related to the Transformation program which concluded in 2024 Cash taxes related to receipt of earnout from reinsurance divestiture will be classified as Cash Flows from Operating Activities on Statement of Cash Flows Capital Allocation Expect share repurchases of ~$1.5B subject to market conditions and potential capital allocation to organic and inorganic investment opportunities Foreign Exchange Expect a foreign currency headwind on adjusted diluted earnings per share of approximately $0.18 in 2025 at today’s rates Adjusted Operating Margin Outlook ~100 bps of average annual margin expansion over next 3 years in R&B Incremental annual margin expansion at HWC and Enterprise levels 1 See Appendix II for recast of historical Non - GAAP financial measures

wtwco.com Appendix I: Reconciliation of Non - GAAP Measures © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 27

Constant Currency and Organic Revenue Change QTD

As reported, USD millions except %

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	As Reported % Change	Components of Revenue Change[(i)]: Less: Currency Impact	Constant Currency Change	Less: Acquisitions/ Divestitures	Organic Change
Health, Wealth & Career							
Revenue excluding interest income	$ 1,846	$ 1,791	3%	0%	3%	0%	3%
Interest income	7	7					
Total	**1,853**	**1,798**	**3%**	**0%**	**3%**	**0%**	**3%**
Risk & Broking							
Revenue excluding interest income	$ 1,116	$ 1,049	6%	(1)%	8%	0%	7%
Interest income	25	27					
Total	**1,141**	**1,076**	**6%**	**(1)%**	**7%**	**0%**	**7%**
Segment Revenue	$ 2,994	$ 2,874	4%	(1)%	5%	0%	5%
Reimbursable expenses and other	37	35					
Interest income	4	5					
Revenue	**$ 3,035**	**$ 2,914**	**4%**	**(1)%**	**5%**	**0%**	**5%[(ii)]**

(i) Components of revenue change may not add due to rounding.
(ii) Interest income did not contribute to organic change for the three months ended December 31, 2024.

wtwco.com
© 2025 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 28

Constant Currency and Organic Revenue Change YTD

As reported, USD millions except %

	Years Ended December 31, 2024	Years Ended December 31, 2023	As Reported % Change	Components of Revenue Change[i]: Less: Currency Impact	Constant Currency Change	Less: Acquisitions/ Divestitures	Organic Change
Health, Wealth & Career							
Revenue excluding interest income	$ 5,744	$ 5,557	3%	0%	3%	0%	4%
Interest income	33	25					
Total	**5,777**	**5,582**	**3%**	**0%**	**4%**	**0%**	**4%**
Risk & Broking							
Revenue excluding interest income	$ 3,927	$ 3,656	7%	0%	8%	0%	8%
Interest income	111	79					
Total	**4,038**	**3,735**	**8%**	**(1)%**	**9%**	**0%**	**8%**
Segment Revenue	$ 9,815	$ 9,317	5%	0%	6%	0%	6%
Reimbursable expenses and other	93	125					
Interest income	22	41					
Revenue	**$ 9,930**	**$ 9,483**	**5%**	**0%**	**5%**	**0%**	**5%[ii]**

(i) Components of revenue change may not add due to rounding.
(ii) Interest income did not contribute to organic change for the year ended December 31, 2024.

wtwco.com
© 2025 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin QTD As reported, USD millions except % 30 2024 2023 Income from operations and Operating margin 901$ 29.7% 779$ 26.7% Adjusted for certain items: Amortization 50 60 Restructuring costs 32 38 Transaction and transformation 113 121 Adjusted operating income and Adjusted operating income margin 1,096$ 36.1% 998$ 34.2% 2024 2023 Net Income 1,248$ 41.1% 623$ 21.4% Provision for income taxes 440 116 Interest expense 66 63 Depreciation 54 58 Amortization 50 60 Restructuring costs 32 38 Transaction and transformation 113 121 Pension settlement 23 — (Gain)/loss on disposal of operations (853) 1 Adjusted EBITDA and Adjusted EBITDA Margin 1,173$ 38.6% 1,080$ 37.1% Three Months Ended December 31, Three Months Ended December 31,

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin YTD As reported, USD millions except % 31 (i) Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excluding this m atter from adjusted results makes results more comparable from period to period and more representative of our core business ope rations. 2024 2023 Income from operations and Operating margin 627$ 6.3% 1,365$ 14.4% Adjusted for certain items: Impairment 1,042 — Amortization 226 263 Restructuring costs 61 68 Transaction and transformation 409 386 Provision for specified litigation matter (i) 13 — Adjusted operating income and Adjusted operating income margin 2,378$ 23.9% 2,082$ 22.0% 2024 2023 Net (Loss)/Income (88)$ (0.9)% 1,064$ 11.2% Provision for income taxes 192 215 Interest expense 263 235 Impairment 1,042 — Depreciation 230 242 Amortization 226 263 Restructuring costs 61 68 Transaction and transformation 409 386 Provision for specified litigation matter (i) 13 — Pension settlement 23 — Loss/(gain) on disposal of operations 337 (43) Adjusted EBITDA and Adjusted EBITDA Margin 2,708$ 27.3% 2,430$ 25.6% Years Ended December 31, Years Ended December 31,

wtwco.com Adjusted Net Income and Adjusted Diluted EPS QTD © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 32 (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. 2024 2023 Net income attributable to WTW 1,246$ 622$ Adjusted for certain items: Amortization 50 60 Restructuring costs 32 38 Transaction and transformation 113 121 Pension settlement 23 — (Gain)/loss on disposal of operations (853) 1 Tax effect on certain items listed above (i) 216 (67) Adjusted Net Income 827$ 775$ Weighted-average ordinary shares, diluted 102 104 Diluted Earnings Per Share 12.25$ 5.97$ Adjusted for certain items: (ii) Amortization 0.49 0.58 Restructuring costs 0.31 0.36 Transaction and transformation 1.11 1.16 Pension settlement 0.23 — (Gain)/loss on disposal of operations (8.39) 0.01 Tax effect on certain items listed above (i) 2.12 (0.64) Adjusted Diluted Earnings Per Share (ii) 8.13$ 7.44$ Three Months Ended December 31,

wtwco.com Adjusted Net Income and Adjusted Diluted EPS YTD © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 33 (i) Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excluding this m atter from adjusted results makes results more comparable from period to period and more representative of our core business ope rations. (ii) The tax effect was calculated using an effective tax rate for each item. (iii) When there is net loss attributable to WTW for the period, basic and diluted shares and earnings per share are the same value . (iv) Per share values and totals may differ due to rounding. 2024 2023 Net (loss)/income attributable to WTW (98)$ 1,055$ Adjusted for certain items: Impairment 1,042 — Amortization 226 263 Restructuring costs 61 68 Transaction and transformation 409 386 Provision for specified litigation matter (i) 13 — Pension Settlement 23 — Loss/(gain) on disposal of operations 337 (43) Tax effect on certain items listed above (ii) (276) (195) Tax effect of significant adjustments (7) 2 Adjusted Net Income 1,730$ 1,536$ Weighted-average ordinary shares, diluted (iii) 102 106 Diluted (Loss)/Earnings Per Share (iii) (0.96)$ 9.95$ Adjusted for certain items: (iv) Impairment 10.20 — Amortization 2.21 2.48 Restructuring costs 0.60 0.64 Transaction and transformation 4.00 3.64 Provision for specified litigation matter (i) 0.13 — Pension Settlement 0.23 — Loss/(gain) on disposal of operations 3.30 (0.41) Tax effect on certain items listed above (ii) (2.70) (1.84) Tax effect of significant adjustments (0.07) 0.02 Adjusted Diluted Earnings Per Share (iv) 16.93$ 14.49$ Years Ended December 31,

wtwco.com Adjusted Income Before Taxes & Adjusted Income Tax Rate QTD As reported, USD millions except % © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 34 (i)   The tax effect was calculated using an effective tax rate for each item. 2024 2023 Income from operations before income taxes 1,688$ 739$ Adjusted for certain items: Amortization 50 60 Restructuring costs 32 38 Transaction and transformation 113 121 Pension settlement 23 — (Gain)/loss on disposal of operations (853) 1 Adjusted income before taxes 1,053$ 959$ Provision for income taxes 440$ 116$ Tax effect on certain items listed above (i) (216) 67 Adjusted income taxes 224$ 183$ U.S. GAAP tax rate 26.0% 15.7% Adjusted income tax rate 21.3% 19.1% Three Months Ended December 31,

wtwco.com Adjusted Income Before Taxes & Adjusted Income Tax Rate YTD © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 35 (i)   Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excludin g this matter from adjusted results makes results more comparable from period to period and more representative of our core b usi ness operations. (ii) The tax effect was calculated using an effective tax rate for each item. As reported, USD millions except % 2024 2023 Income from operations before income taxes 104$ 1,279$ Adjusted for certain items: Impairment 1,042 — Amortization 226 263 Restructuring costs 61 68 Transaction and transformation 409 386 Provision for specified litigation matter (i) 13 — Pension Settlement 23 — Loss/(gain) on disposal of operations 337 (43) Adjusted income before taxes 2,215$ 1,953$ (Benefit from)/Provision for income taxes 192$ 215$ Tax effect on certain items listed above (ii) 276 195 Tax effect of significant adjustments 7 (2) Adjusted income taxes 475$ 408$ U.S. GAAP tax rate 184.7% 16.8% Adjusted income tax rate 21.5% 20.9% Years Ended December 31,

wtwco.com Free Cash Flow and Free Cash Flow Margin © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 36 As reported, USD millions except % 2024 2023 Cash flows from operating activities 1,512$ 1,345$ Less: Additions to fixed assets and software for internal use (136) (153) Free Cash Flow 1,376$ 1,192$ Revenue 9,930$ 9,483$ Free Cash Flow Margin 13.9% 12.6% Years Ended December 31,

wtwco.com Appendix II: Recast of Historical Non - GAAP Measures © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 37

wtwco.com Historical Recast - Adjusted EBITDA and Margin © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 38 (i) Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excluding this m atter from adjusted results makes results more comparable from period to period and more representative of our core business ope rations. 2024 2023 2022 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 $USD Millions except % $ (88) $ 1,248 $ (1,672) $ 142 $ 194 $ 1,064 $ 623 $ 139 $ 96 $ 206 $ 1,024 $ 593 $ 192 $ 114 $ 125 Net Income/(Loss) — — — — — — — — — — 40 13 (8) 46 (11) (Income)/loss from discontinued operations, net of tax 192 440 (322) 26 48 215 116 25 24 50 194 131 1 19 43 Provision for/(benefit from) income taxes 263 66 65 68 64 235 63 61 57 54 208 54 54 51 49 Interest expense 1,042 — 1,042 — — — — — — — 81 — — — 81 Impairment 230 54 60 57 59 242 58 60 64 60 255 64 60 65 66 Depreciation 226 50 56 60 60 263 60 62 70 71 312 73 71 83 85 Amortization 61 32 8 3 18 68 38 17 10 3 99 28 9 56 6 Restructuring costs 409 113 74 97 125 386 121 113 93 59 181 73 50 38 20 Transaction and transformation 13 — — 13 — — — — — — — — — — — Provision for specified litigation matter (i) (64) 1 (22) (21) (22) (109) (27) (29) (25) (28) (272) (68) (64) (69) (71) Net periodic pension and postretirement benefits 337 (853) 1,190 — — (43) 1 (41) (3) — (7) (18) (21) (22) 54 Loss/(gain) on disposal of operations $ 2,621 $ 1,151 $ 479 $ 445 $ 546 $ 2,321 $ 1,053 $ 407 $ 386 $ 475 $ 2,115 $ 943 $ 344 $ 381 $ 447 Adjusted EBITDA (0.9)% 41.1% (73.0)% 6.3% 8.3% 11.2% 21.4% 6.4% 4.4% 9.2% 11.5% 21.8% 9.8% 5.6% 5.8% Net income margin 26.4% 37.9% 20.9% 19.6% 23.3% 24.5% 36.1% 18.8% 17.9% 21.2% 23.9% 34.6% 17.6% 18.8% 20.7% Adjusted EBITDA margin

wtwco.com Historical Recast - Adjusted Net Income and Adjusted Diluted EPS © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 39 2024 2023 2022 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 $USD Millions $ (98) $ 1,246 $ (1,675) $ 141 $ 190 $ 1,055 $ 622 $ 136 $ 94 $ 203 $ 1,009 $ 588 $ 190 $ 109 $ 122 NET INCOME/(LOSS) ATTRIBUTABLE TO WTW Adjusted for certain items: — — — — — — — — — — 40 13 (8) 46 (11) (Income)/loss from discontinued operations, net of tax 1,042 — 1,042 — — — — — — — 81 — — — 81 Impairment 226 50 56 60 60 263 60 62 70 71 312 73 71 83 85 Amortization 61 32 8 3 18 68 38 17 10 3 99 28 9 56 6 Restructuring costs 409 113 74 97 125 386 121 113 93 59 181 73 50 38 20 Transaction and transformation 13 — — 13 — — — — — — — — — — — Provision for specified litigation matter (i) (64) 1 (22) (21) (22) (109) (27) (29) (25) (28) (272) (68) (64) (69) (71) Net periodic pension and postretirement benefit credits 337 (853) 1,190 — — (43) 1 (41) (3) — (7) (18) (21) (22) 54 Loss/(gain) on disposal of operations (254) 222 (391) (39) (46) (168) (60) (44) (37) (27) (122) (56) (8) (33) (25) Tax effect on certain items listed above (ii) (7) — — (7) — 2 — — (2) 4 (20) 4 (24) — — Tax effect of significant adjustments $ 1,665 $ 811 $ 282 $ 247 $ 325 $ 1,454 $ 755 $ 214 $ 200 $ 285 $ 1,301 $ 637 $ 195 $ 208 $ 261 Adjusted net income 102 102 102 103 104 106 104 105 107 108 112 109 111 112 118 Weighted - average ordinary shares — diluted (iii) $ (0.96) $ 12.25 $ (16.44) $ 1.36 $ 1.83 $ 9.95 $ 5.97 $ 1.29 $ 0.88 $ 1.88 $ 8.98 $ 5.40 $ 1.72 $ 0.97 $ 1.03 Diluted earnings/(loss) per share (iii) Adjusted for certain items (iv) : — — — — — — — — — — 0.36 0.12 (0.07) 0.41 (0.09) (Income)/loss from discontinued operations, net of tax 10.20 — 10.23 — — — — — — — 0.72 — — — 0.68 Impairment 2.21 0.49 0.55 0.58 0.58 2.48 0.58 0.59 0.65 0.66 2.78 0.67 0.64 0.74 0.72 Amortization 0.60 0.31 0.08 0.03 0.17 0.64 0.36 0.16 0.09 0.03 0.88 0.26 0.08 0.50 0.05 Restructuring costs 4.00 1.11 0.73 0.94 1.21 3.64 1.16 1.07 0.87 0.55 1.61 0.67 0.45 0.34 0.17 Transaction and transformation 0.13 — — 0.13 — — — — — — — — — — — Provision for specified litigation matter (i) (0.63) 0.01 (0.22) (0.20) (0.21) (1.03) (0.26) (0.28) (0.23) (0.26) (2.42) (0.63) (0.58) (0.61) (0.60) Net periodic pension and postretirement benefits 3.30 (8.39) 11.68 — — (0.41) 0.01 (0.39) (0.03) — (0.06) (0.17) (0.19) (0.20) 0.46 Loss/(gain) on disposal of operations (2.49) 2.18 (3.84) (0.38) (0.44) (1.58) (0.58) (0.42) (0.35) (0.25) (1.09) (0.51) (0.07) (0.29) (0.21) Tax effect on certain items listed above (ii) (0.07) — — (0.07) — 0.02 — — (0.02) 0.04 (0.18) 0.04 (0.22) — — Tax effect of significant adjustments $ 16.29 $ 7.97 $ 2.77 $ 2.39 $ 3.13 $ 13.71 $ 7.25 $ 2.03 $ 1.87 $ 2.65 $ 11.57 $ 5.85 $ 1.76 $ 1.85 $ 2.21 Adjusted diluted earnings per share (iv) (i) Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excluding this m atter from adjusted results makes results more comparable from period to period and more representative of our core business ope rations. (ii) The tax effect was calculated using an effective tax rate for each item. (iii) When there is net loss attributable to WTW for the period, basic and diluted shares and earnings per share are the same value . (iv) Per share values and totals may differ due to rounding.

wtwco.com Historical Recast - Adjusted Income Tax Rate © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 40 (i)   Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excludin g this matter from adjusted results makes results more comparable from period to period and more representative of our core b usi ness operations. (ii) The tax effect was calculated using an effective tax rate for each item. 2024 2023 2022 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 $USD Millions except % $ 104 $ 1,688 $ (1,994) $ 168 $ 242 $ 1,279 $ 739 $ 164 $ 120 $ 256 $ 1,258 $ 737 $ 185 $ 179 $ 157 Income/(Loss) from continuing operations before income taxes Adjusted for certain items: 1,042 — 1,042 — — — — — — — 81 — — — 81 Impairment 226 50 56 60 60 263 60 62 70 71 312 73 71 83 85 Amortization 61 32 8 3 18 68 38 17 10 3 99 28 9 56 6 Restructuring costs 409 113 74 97 125 386 121 113 93 59 181 73 50 38 20 Transaction and transformation 13 — — 13 — — — — — — — — — — — Provision for specified litigation matter (i) (64) 1 (22) (21) (22) (109) (27) (29) (25) (28) (272) (68) (64) (69) (71) Net periodic pension and postretirement benefits 337 (853) 1,190 — — (43) 1 (41) (3) — (7) (18) (21) (22) 54 Loss/(gain) on disposal of operations $ 2,128 $ 1,031 $ 354 $ 320 $ 423 $ 1,844 $ 932 $ 286 $ 265 $ 361 $ 1,652 $ 825 $ 230 $ 265 $ 332 Adjusted income before taxes $ 192 $ 440 $ (322) $ 26 $ 48 $ 215 $ 116 $ 25 $ 24 $ 50 $ 194 $ 131 $ 1 $ 19 $ 43 Provision for/(benefit from) income taxes 254 (222) 391 39 46 168 60 44 37 27 122 56 8 33 25 Tax effect on certain items listed above (ii) 7 — — 7 — (2) — — 2 (4) 20 (4) 24 — — Tax effect of significant adjustments $ 453 $ 218 $ 69 $ 72 $ 94 $ 381 $ 176 $ 69 $ 63 $ 73 $ 336 $ 183 $ 33 $ 52 $ 68 Adjusted income taxes 184.7% 26.0% 16.1% 15.6% 19.9% 16.8% 15.7% 15.5% 19.8% 19.5% 15.4% 17.7% 0.7% 10.5% 27.5% U.S. GAAP tax rate 21.3% 21.2% 19.4% 22.4% 22.3% 20.6% 18.9% 24.2% 23.5% 20.1% 20.3% 22.1% 14.7% 19.5% 20.5% Adjusted income tax rate

wtwco.com Historical Recast – Free Cash Flow © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 41 2024 2023 2022 Year Ended December 31 Nine Months Ended September 30 Six Months Ended June 30 Three Months Ended March 31 Year Ended December 31 Nine Months Ended September 30 Six Months Ended June 30 Three Months Ended March 31 Year Ended December 31 Nine Months Ended September 30 Six Months Ended June 30 Three Months Ended March 31 $USD Millions except % $ 1,512 $ 913 $ 431 $ 24 $ 1,345 $ 823 $ 430 $ 134 $ 812 $ 437 $ 258 $ 21 Cash flows from operating activities (136) (106) (70) (33) (153) (116) (80) (42) (138) (100) (60) (31) Less: Additions to fixed assets and software for internal use (109) (83) (56) (27) (89) (66) (41) (19) (66) (50) (33) (15) Less: Capitalized software costs $ 1,267 $ 724 $ 305 $ (36) $ 1,103 $ 641 $ 309 $ 73 $ 608 $ 287 $ 165 $ (25) Free Cash Flow $ 9,930 $ 9,483 $ 8,866 Revenue 12.8% 11.6% 6.9% Free Cash Flow Margin

wtwco.com Appendix III: TRANZACT Standalone Historical Financial Results © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 42

wtwco.com TRANZACT Standalone Historical Financial Results © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 43 Seasonality The seasonal nature of TRANZACT’S operations creates significant fluctuations in quarterly operating results. Historically, quarterly financial results have been recorded as follows: 23% 24% 22% 18% 20% 8% 18% 22% 41% 34% 68% Revenue Expenses 0% Income Q4 Q3 Q2 Q1 Revenue, Expenses and Income As a % of full year 2024 Full Year $USD million, except % 2022 2023 2024 $742 $805 $785 Revenue $146 $149 $148 Adjusted Operating Income 19.6% 18.5% 18.9% Adjusted Operating Margin $156 $160 $159 Adjusted EBITDA ~($100) ~($20) ~($15) Free Cash Flow

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . 44